Exhibit 10.1

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Amendment No. 1 to License Agreement

This Amendment No. 1 to License Agreement (the “Amendment”) is effective as of August 15th, 2021 (the “Amendment Effective Date”) by and between Clearside Biomedical, Inc., with a principal place of business at 900 North Point Parkway, Suite 200, Alpharetta, Georgia 30005 United States of America (“Clearside”) and Arctic Vision (Hong Kong) Limited, with a principal place of business at 23/F Nan Fung Tower 88 Connaught Road C & 173 Des Voeux Road C, Central, Hong Kong (“Arctic Vision”), and solely with respect to Section 5 (Guaranty), Arctic Vision (Cayman) Limited with a principal place of business at Cricket Square, Hutchins Drive, P.O. Box 2681, Grand Cayman KY1-1111 Cayman Islands (“Arctic Vision Parent”), and amends that certain License Agreement by and between Clearside and Arctic Vision, dated March 10, 2020 (the “Agreement”). Clearside and Arctic Vision may each be referred to individually as a “Party” and collectively as the “Parties”. Capitalized terms not expressly defined herein shall have the meaning set forth in the Agreement.

Recitals

Whereas, pursuant to the Agreement, Clearside granted to Arctic Vision an exclusive license under Clearside Technology to Develop and Commercialize Licensed Products in the Field in the Territory, and Arctic Vision is obligated to use Commercially Reasonable Efforts to Develop and Commercialize Licensed Products in the Territory for use in an indication associated with uveitis;

Whereas, the Parties now desire to expand the Territory; and

Whereas, the Parties wish to amend the Agreement in accordance with Section 17.02 thereof.

Now, Therefore, the Parties hereby agree to amend the terms of the Agreement as provided below, effective as of the Amendment Effective Date.

1.
Amendment to Section 1.39. Section 1.39 of the Agreement is hereby amended and restated to read in its entirety as follows:

“ Section 1.39 “Jurisdiction” means each of the following: (i) Mainland China, (ii) Taiwan, (iii) Hong Kong, (iv) South Korea, (v) Macau, (vi) Brunei, (vii) Cambodia, (viii) India, (ix) Indonesia, (x) Laos, (xi) Malaysia, (xii) Myanmar, (xiii) the Philippines, (xiv) Singapore, (xv) Thailand, and (xvi) Vietnam.”

2.
In partial consideration for expansion of the Territory pursuant to the Amendment, Arctic Vision shall pay Clearside:

(a) within [***] of the Amendment Effective Date, a one-time, non-refundable, non-creditable payment of One Million Five Hundred Thousand Dollars ($1,500,000), by wire transfer; and

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

(b) within [***] after the earlier of (1) [***] or (2) [***], in each case in any of [***], a one-time milestone payment of [***]. For clarity, this milestone payment of [***] shall only be payable once, even if [***] occurred or [***] was obtained in more than one of the aforementioned countries.

3.
Amendment to Section 8.04(a)(ii). Section 8.04(a)(ii) of the Agreement is hereby amended and restated to read in its entirety as follows:

Milestone Event	Milestone Payment
[***]	[***]

4.
Effect of Amendment. Except as amended herein, all other provisions of the Agreement shall remain unchanged and in full force and effect. If there is a conflict between the Agreement and this Amendment, the terms of this Amendment shall prevail solely with respect to the matters set forth in this Amendment.
5.
Counterparts. This Amendment may be executed in counterparts, each such counterpart will be deemed an original agreement, but all such counterparts together will constitute one and the same instrument.
6.
Guaranty. Arctic Vision Parent irrevocably guarantees the performance of all obligations of Arctic Vision under this Amendment. Arctic Vision Parent may engage a qualified Third Party to perform any such obligations, provided that Arctic Vision Parent shall in any case remain responsible for such performance. Arctic Vision Parent acknowledges and agrees that this guarantee is full and unconditional, and no release of Arctic Vision’s liabilities (other than in accordance with the terms of this Amendment), whether by decree in any bankruptcy proceeding or otherwise, will affect the continuing validity and enforceability of this guarantee. If and each time that Arctic Vision fails to make any undisputed payment when it is due under or pursuant to this Amendment, Arctic Vision Parent must at Clearside’s request (without requiring Clearside first to take steps against Arctic Vision) pay directly to Clearside the relevant amount as if it were the principal obligor in respect of that amount.
7.
Patent Rights and Technology Sharing. The list of Patent Rights that are Controlled by Clearside as of the Amendment Effective Date and that Cover any Licensed Product, or its Development, Manufacture or Commercialization in the Field in any of (i) Brunei, (ii) Cambodia, (iii) India, (iv) Indonesia, (v) Laos, (vi) Malaysia, (vii) Myanmar, (viii) the Philippines, (ix) Singapore, (x) Thailand, or (xi) Vietnam, are attached hereto as Schedule A, and shall be appended to Exhibit A of the Agreement. The lists of documents attached hereto as Schedule B(i) and Schedule B(ii) shall be appended to Exhibit B(i) and Exhibit B(ii) of the Agreement, respectively.

[Signature Page to Follow]

In Witness Whereof, the Parties have caused this Amendment to be executed as of the Amendment Effective Date.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Clearside Biomedical, Inc. By: /s/ George Lasezkay Name: George Lasezkay Title: Chief Executive Officer	Arctic Vision (Hong Kong) Limited By: /s/ Hoi Ti Wu Name: Hoi Ti Wu Title: Chief Executive Officer

Arctic Vision Cayman Limited (solely for purposes of Section 6 (Guaranty))

By: /s/ Hoi Ti Wu

Name: Hoi Ti Wu

Title: Chief Executive Officer

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Schedule A

[***]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Schedule B

[***]